SUBSEQUENT EVENT	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 16 – SUBSEQUENT EVENT

On August 6, 2012, the Company’s board of directors determined to amend certain Share Option Award Agreements entered into pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”) to reduce the exercise price per share thereunder to the current fair market value of the Company’s ordinary shares. The amendment will affect approximately 984,000 shares of stock options granted during the prior periods. The reduction in the exercise price of the stock options is expected to increase the share-based payment in the third quarter of 2012. The Company is currently evaluating the impact the amendment and will have on the Company’s financial position or results of operation.

On August 30, 2012, the Company’s independent directors approved and the Company has entered into an equity transfer agreement (the “Agreement”) through its wholly-owned subsidiary, ACG to purchase 100% of the equity of Heat Planet Holdings Limited (“Heat Planet”) and its subsidiaries, which is controlled by Mr. Li, whose primary asset consists of 23 floors, or over 60,000 square meters, of newly constructed office space in the Kai Yuan Center building (the “Asset”). Located at 5 East Main Street in Shijiazhuang, where the Company is currently based, the 245-meter tall Kai Yuan Center is the tallest building in Shijiazhuang and Hebei Province and will also be occupied by a Hilton Worldwide-operated, five-star hotel. The building is expected to be completed in October 2012. The Heat Planet shares are being purchased for approximately $56.4 million, subject to adjustment following closing by the amount of discrepancy between the estimated and actual working capital and cash balance of Heat Planet on the closing date. The Company will also assume approximately $102.9 million in debt as part of the acquisition, resulting in a total transaction value of approximately $159.3 million. The $56.4 million purchase price will be payable within six months of occupation of the Asset, and any unpaid amounts after six months will begin to accrue interest at the one-year rate announced by the People’s Bank of China (6% as of August 21, 2012), provided that if there is a good faith dispute regarding purchase price calculation or any purchase price adjustments then interest will not accrue until such dispute is definitively resolved. The total transaction value of approximately RMB1 billion ($159.3 million) was negotiated and approved by the Company’s Audit Committee and equals the appraisal value that was determined by a third party appraisal of the Asset. According to the Agreement, there are certain warranties and conditions prior to the closing. The Agreement will be terminated at any time prior to the closing if certain conditions apply.

AutoChina intends to move its headquarters to the new Kai Yuan Center, which will serve as the hub for each of the Company’s 514 commercial vehicle financial centers located throughout China. The Company does not anticipate that it will occupy the entire office space purchased, and expects to begin leasing the unoccupied space, which will be reported as rental income. The management of the Company is currently assessing the impact of the completion of the transaction on the Company’s financial position and results of operation.